UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 10, 2020, MarketAxess Holdings Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). A total of 34,455,778 shares of common stock were present or represented by proxy at the 2020 Annual Meeting, representing 91.87% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Richard M. McVey	32,288,257	718,848	144,803	1,303,870
Nancy Altobello	33,079,008	68,501	4,399	1,303,870
Steven L. Begleiter	32,653,438	493,614	4,856	1,303,870
Stephen P. Casper	31,992,123	1,155,241	4,544	1,303,870
Jane Chwick	32,798,658	348,907	4,343	1,303,870
Christopher R. Concannon	32,727,013	420,364	4,531	1,303,870
William F. Cruger	31,619,027	1,528,314	4,567	1,303,870
Justin G. Gmelich	33,090,877	56,479	4,552	1,303,870
Richard G. Ketchum	33,073,820	73,489	4,599	1,303,870
Emily H. Portney	33,080,310	67,275	4,323	1,303,870
Richard L. Prager	33,091,138	56,428	4,342	1,303,870
John Steinhardt	32,490,705	654,590	6,613	1,303,870

Proposal 2 — Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The results were as follows:

For	Against	Abstain
33,765,368	618,494	71,916

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
31,068,873	2,073,339	9,696	1,303,870

Proposal 4 — Approval of the adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan. The results were as follows:

For	Against	Abstain	Broker Non-Votes
30,767,279	2,377,769	6,860	1,303,870

For more information on the 2020 Annual Meeting and the foregoing proposals, see the Company’s 2020 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: June 12, 2020	By:	/s/ Scott Pintoff
		Name:	Scott Pintoff
		Title:	General Counsel and Secretary

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